Exhibit 99.1

Moderna Announces Proposed Private Placement of $2.0 Billion of Convertible Senior Notes

Proceeds to be utilized for general corporate purposes which may include the flexibility to invest in the growth of our oncology business and repayment of debt

Moderna will also purchase a hedge overlay intended to offset dilution up to a cap initially equal to at least a 150% premium to the stock price at pricing

CAMBRIDGE, MA / ACCESS Newswire / August 27, 2026 / Moderna, Inc. (NASDAQ:MRNA) (“Moderna”), today announced that it intends to offer, subject to market conditions and other factors, $2.0 billion aggregate principal amount of Convertible Senior Notes due 2032 (the “notes”) in a private placement (the “offering”) only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Moderna also intends to grant the initial purchasers of the notes an option to purchase, for settlement during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $300.0 million aggregate principal amount of the notes.

The notes will be general senior unsecured obligations of Moderna. The notes will not bear regular interest and the principal amount of the notes will not accrete. Upon conversion, Moderna will pay or deliver, as the case may be, cash, shares of Moderna’s common stock or a combination of cash and shares of Moderna’s common stock, at Moderna’s election. The final terms of the notes, including the initial conversion rate and certain other terms, will be determined at the time of the pricing of the notes.

Moderna expects to use the net proceeds from the offering (i) to pay the cost of the privately negotiated capped call transactions described below and (ii) for general corporate purposes, which may include the flexibility to invest in the growth of our oncology business and repayment of debt.

In connection with the pricing of the notes, Moderna expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Moderna’s common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to Moderna’s common stock upon any conversion of notes and/or offset any cash payments Moderna is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. Moderna anticipates that the cap price of the capped call transactions will initially represent a premium of at least 150% over the last reported sale price of the common stock on the pricing date of the offering. If the initial purchasers exercise their option to purchase additional notes, Moderna expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, Moderna expects that the option counterparties or their respective affiliates will purchase shares of Moderna’s common stock and/or enter into various derivative transactions with respect to Moderna’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Moderna’s common stock or the notes at that time.

In addition, Moderna expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Moderna’s common stock and/or purchasing or selling Moderna’s common stock or other securities of Moderna in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any early conversion, repurchase or redemption of the notes, to the extent Moderna unwinds a corresponding portion of the capped call transactions or if Moderna otherwise unwinds all or a portion of the capped call transactions, and during the final observation period for the conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of Moderna’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration, if any, that a holder of notes will receive upon conversion of the notes.

The offer and sale of the notes and any shares of Moderna’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Moderna

Moderna is a pioneer and leader in the field of mRNA medicine. Through the advancement of its technology platform, Moderna is reimagining how medicines are made to transform how we treat and prevent diseases. Since its founding, Moderna’s mRNA platform has enabled the development of vaccines and therapeutics across infectious diseases, cancer, rare diseases and more.

With a global team and a unique culture, driven by the company’s values and mindsets, Moderna’s mission is to deliver the greatest possible impact to people through mRNA medicines.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding: the proposed terms of the notes and capped call transactions, the timing, completion and size of the proposed offering of the notes and capped call transactions, the anticipated use of proceeds from the offering, and the grant of the option to the initial purchasers. In some cases, forward-looking statements can be identified by terminology such as “will,” “may,” “should,” “could,” “expects,” “intends,” “plans,” “aims,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond Moderna’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, among others, those risks and uncertainties described under the heading “Risk Factors” in Moderna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (SEC), and in subsequent filings made by Moderna with the SEC, which are available on the SEC’s website at

www.sec.gov. Except as required by law, Moderna disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on Moderna’s current expectations and speak only as of the date of this press release.

Moderna Contacts

Media:

Chris Ridley

Vice President, Global Head of Communications

+1 617-800-3651

Chris.Ridley@modernatx.com

Investors:

Lavina Talukdar

Senior Vice President & Head of Investor Relations

+1 617-209-5834

Lavina.Talukdar@modernatx.com